UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

MICT, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MICT, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On December 26, 2018

You are hereby notified that the annual meeting of stockholders of MICT, Inc. (the "Company"), will be held on the 26th day of December, 2018 at 5:00 p.m., local time, at our offices at 27 Hametzuda St., Azur, Israel 58001, for the following purposes:

1.	To elect four directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified;

2.	To ratify the selection of Ziv Haft, a BDO Member firm, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018;

3.	To amend the Company's 2014 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder from 200,000 to 600,000;

4.	To amend and restate the Company's 2012 Stock Incentive Plan to allow for the issuance of restricted stock, to extend the term of the plan and to increase the number of shares of Common Stock available for issuance thereunder from 3,000,000 to 5,000,000; and

5.	To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the annual meeting. If your shares are registered in your name, please bring the admission ticket attached to your proxy card. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares. If you do not have either an admission ticket or proof that you own shares of the Company, you will not be admitted to the meeting. We intend to mail this proxy statement and the accompanying proxy card on or about November 9, 2018 to all stockholders of record that are entitled to vote.

The Board of Directors has fixed the close of business on November 7, 2018 as the record date for the meeting. Only stockholders on the record date are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

Your vote is important regardless of the number of shares you own. The Company requests that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the annual meeting. You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Secretary of the Company, or by attending the annual meeting and voting in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on December 26, 2018:

The proxy statement, proxy card and Annual Report to stockholders for the year ended December 31, 2017 (the “Annual Report”) are also available at

http://www.mict-inc.com/IR-Annual%20general%20meeting.asp.

Stockholders may also obtain additional paper or e-mail copies of these materials at no cost by writing to MICT, Inc., 27 Hametzuda St., Azur, Israel 58001, attention: Secretary.

  IMPORTANT: If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

By order of the Board of Directors,

/s/ David Lucatz
David Lucatz
Chairman, President and Chief Executive Officer

November 8, 2018

IMPORTANT: In order to secure a quorum and to avoid the expense of additional proxy solicitation, please either vote by internet or sign, date and return your proxy promptly in the enclosed envelope even if you plan to attend the meeting personally. Your cooperation is greatly appreciated.

MICT, INC.
27 Hametzuda St.
Azur, Israel 58001

PROXY STATEMENT

INTRODUCTION

This proxy statement and the accompanying proxy are made available by MICT, Inc. (the "Company"), to the holders of record of the Company’s outstanding shares of Common Stock, $0.001 par value per share, (the "Common Stock"), commencing on or about November 9, 2018. The accompanying proxy is being solicited by the Board of Directors of the Company (the "Board"), for use at the annual meeting of stockholders of the Company (the "Meeting"), to be held on the 26th day of December 2018 at 5:00 p.m. local time, at our offices, 27 Hametzuda St., Azur, Israel 58001 and at any adjournment or postponement thereof. The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees of the Company may also assist in the solicitation of proxies by mail, telephone, telefax, in person or otherwise, without additional compensation. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of stock held in their names and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

The Board has fixed November 7, 2018 as the record date for the Meeting (the "Record Date"). Only stockholders of record on the Record Date are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. On November 7, 2018, there were 9,342,115 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote per share.

The Company’s bylaws, as amended, provide that a quorum shall consist of the holders of at least a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy at the Meeting. If such quorum shall not be present or represented, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the Meeting, without notice other than announcement at the Meeting, until a quorum shall be present or represented. Abstentions may be specified on all proposals other than with respect to the election of directors. Abstentions will be counted as present for purposes of determining a quorum and will be counted as not voting on the proposal in question. Submitted proxies which are left blank will also be counted as present for purposes of determining a quorum, but are not counted for purposes of determining whether a proposal has been approved in matters where the proxy does not confer the authority to vote on such proposal, and thus have no effect on its outcome.

The Company's bylaws, as amended, provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

In all matters, other than the election of directors, the affirmative vote by the holders of a majority of the shares voted on any matter shall be sufficient for the approval of the proposals in this proxy statement and any other business which may properly be brought before the Meeting or any adjournment or postponement thereof.

All shares of Common Stock represented in person or by valid proxies received by the Company prior to the date of, or at, the Meeting, and not revoked, will be voted as specified in the proxies or voting instructions. Votes that are left blank will be voted as recommended by the Board. With regard to other matters that may properly come before the Meeting, votes will be cast at the discretion of the proxies.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. We believe that all proposals in this proxy statement are non-routine proposals, except Proposal No. 2 with respect to the ratification of the selection of the independent registered public accounting firm, which is a routine matter; therefore, your broker, bank or other agent will not be entitled to vote on any of these proposals at the Meeting without your instructions. Broker non-votes will be counted towards the quorum requirement. Other than for the purpose of establishing a quorum, as discussed above, broker non-votes will not be counted as entitled to be voted and will therefore not affect the outcome of the matters to be voted thereon.

Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Secretary, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

IMPORTANT: If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

Our website address is included several times in this proxy statement as a textual reference only and the information in our website is not incorporated by reference into this proxy statement.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

At the Meeting, four directors are to be elected, which number shall constitute our entire Board, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Pursuant to our bylaws, as amended, directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Unless otherwise specified in the proxy, it is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby for the election as directors, each of the nominees whose names and biographies appear below. All of the nominees whose names and biographies appear below are presently our directors. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board.  The Board has no reason to believe that the nominees named will be unable to serve if elected.  Each nominee has consented to being named in this proxy statement and to serve if elected.

Principal Employment and Experience of Director Nominees

The following information is furnished with respect to the persons nominated for election as directors. All of these nominees are current members of our Board:

Name	Age	Present Principal Employer and Prior Business Experience

David Lucatz	62	Mr. Lucatz was elected to our Board and appointed as our President and Chief Executive Officer in May 2010 and as a director of Micronet Ltd. (“Micronet”), our 50.07% owned subsidiary (as of December 31, 2017), in September 2012. From May 2010 to July 2018, Mr. Lucatz served as the President of Enertec Systems 2001 Ltd., our former wholly-owned subsidiary, until its sale. Since 2006, he has been the Chairman of the Board, President and Chief Executive Officer of DL Capital Ltd., a boutique investment holding company based in Israel specializing in investment banking, deal structuring, business development and public/private fund raising with a strong focus in the defense and homeland security markets. From 2001 until 2006, he was part of the controlling shareholder group and served as a Deputy President and Chief Financial Officer of I.T.L. Optronics Ltd., a publicly-traded company listed on the Tel Aviv Stock Exchange engaged in the development, production and marketing of advanced electronic systems and solutions for the defense and security industries. From 1998 to 2001, he was the Chief Executive Officer of Talipalast, a leading manufacturer of plastic products. Previously, Mr. Lucatz was an executive vice president of Securitas, a public finance investments group. Mr. Lucatz holds a B.Sc. in Agriculture Economics and Management from the Hebrew University of Jerusalem and a M.Sc. in Industrial and Systems Engineering from Ohio State University.

		We believe that Mr. Lucatz’s experience over the last 25 years in management, operations, finance and business development in corporate turnaround, roll-up and M&A situations, as well as his experience in the electronics defense and homeland security sectors, make him suitable to serve as a director of the Company.

Name	Age	Present Principal Employer and Prior Business Experience

Professor Chezy Ofir*	66	Professor Ofir has served on our Board since April 2013. He was appointed as a director of the Company in September 2012. Professor Ofir has over 20 years of experience in business consulting and corporate management. During this period, Professor Ofir has served as a member of the boards of directors of a large number of companies in various sectors. Professor Ofir has been a director and Chairman of the Financial Reporting Committee of Makhteshim Agam, a leading manufacturer and distributor of crop protection products, has served as a director and member of all board committees of I.T.L. Optronics Ltd., a publicly-traded company listed on the Tel Aviv Stock Exchange engaged in the development, production and marketing of advanced electronic systems and solutions for the defense and security industries, and as a member of the board of directors, Chairman of the Audit Committee and member of all board committees of Shufersal, the largest food and non-food retail chain in Israel. He served as a member of the Executive Export Trade and Marketing Committee of the Industry and Trade Ministry where he evaluated company programs and formulated and recommended funding to the committee. Professor Ofir has been a faculty member at the Hebrew University for more than 20 years. Professor Ofir founded an Executive MBA program for CEOs, which is the first and only program of its kind in Israel. Additionally, Professor Ofir has been the Chairman of the Marketing Department at the Hebrew University Business School for fifteen years. Professor Ofir has been invited as a lecturer or research partner to many top universities, including Stanford University, University of California Berkeley, New York University and Georgetown University. Professor Ofir’s publications have been covered in media and leading international business magazines and papers, including The Financial Times, MIT Sloan Management Review and Stanford Business. Professor Ofir holds a B.Sc. and M.Sc. in Engineering and doctorate and master’s degrees in Business Administration from Columbia University.

		We believe that Professor Ofir’s extensive experience in consulting companies on strategic processes, international business development, business and marketing strategy, establishing control systems, products and new product strategies and pricing strategy, makes him suitable to serve as a director of the Company.

Name	Age	Present Principal Employer and Prior Business Experience

Jeffrey P. Bialos*	62	Mr. Bialos has served on our Board since April 2013. Mr. Bialos has over 30 years of experience in a broad range of domestic and international legal, governmental and public policy positions. He served as Deputy Under Secretary of Defense for Industrial Affairs from January 1999 through December 2001 and in senior positions at the State and Commerce Department during the Clinton Administration and served on Defense Science Board task forces from June 1996 through June 1997. He also was appointed to the Secure Virginia Panel, Virginia’s homeland security board, by two Virginia Governors. Mr. Bialos also spent considerable time in private legal practice in Washington, D.C. with two large national law firms (currently, Sutherland, Asbill & Brennan LLP where he has been a partner since 2002 and, previously, Weil, Gotshal & Manges from January 1990 through June 1996). He has represented a wide range of domestic and foreign firms (including large multinational corporations and leading defense and aerospace firms), foreign governments, development institutions such as the European Bank for Reconstruction and Development and the International Finance Corporation, private equity funds, public-private partnerships and other entities, in a diverse range of corporate and commercial, adjudicatory, regulatory, policy and interdisciplinary matters. He has considerable experience in Europe, the Middle East and Asia. Mr. Bialos holds a J.D. from the University of Chicago Law School, a M.P.P. from the Kennedy School of Government at Harvard University and an A.B. from Cornell University. He is a member of the New York Council on Foreign Relations.

		We believe that Mr. Bialos’ broad and intimate familiarity with the aerospace, defense, information technology, space and homeland security industries and the depth and breadth of his professional experience as a practicing lawyer and former government official, make him suitable to serve as a director of the Company

Miki Balin*	47	Mr. Balin has served on our Board since April 2013. Mr. Balin has been the Chief Executive Officer and founder of Targetingedge Ltd., a subsidiary of TLVmedia Ltd. since 2013. Prior to Targetingedge he founded WinBuyer in 2006 and Conversion Methods in 2004, which developed products for e-retailers. Mr. Balin has devoted much of his career to managing marketing-related ventures. Prior to establishing Conversion Methods and WinBuyer, he founded Balin, Adatto & Cohen, a leading healthcare consulting and advertising firm in Israel. He also managed a family-owned food distribution company, and served as general manager of the Rina Shinfeld Ballet Theatre, where he still serves as a director. In 2011, WinBuyer was awarded the “Best Product at eCommerce Expo” for its product Winbuyer 2.0.

		We believe that Mr. Balins’ experience as a business and marketing executive make him suitable to serve as a director of the Company.

*	The Board has determined that this director or nominee is “independent” as defined by the rules of the Securities and Exchange Commission, or SEC, and Nasdaq Stock Market, or Nasdaq rules and regulations. None of the independent directors has any relationship with us besides serving on our Board.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Our bylaws, as amended, provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the election of each of the director nominees named above.

PROPOSAL NO. 2 – RATIFICATION OF THE SELECTION OF ZIV HAFT, A BDO MEMBER FIRM, AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

Our audit committee of our Board (the "Audit Committee") has selected Ziv Haft, a BDO Member Firm, as our independent registered public accounting firm (the “Independent Auditors”) for the current fiscal year, subject to ratification by our stockholders at the Meeting. We do not expect to have a representative of the Independent Auditors attending the Meeting.

Neither our by-laws, our other governing documents, nor other law requires stockholder ratification of the selection of the Independent Auditors as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of the Independent Auditors to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain the Independent Auditors. Even if the selection is ratified, the Audit Committee in its discretion may decide to appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Required Vote

The affirmative vote of the holders of a majority of the votes cast at the Meeting is required for the ratification of the selection of the independent registered public accounting firm. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote “FOR” the ratification of the selection of Ziv Haft, a BDO Member Firm, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018.

PROPOSAL NO. 3 – APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2014 STOCK INCENTIVE PLAN

Our 2014 Stock Incentive Plan (the “2014 Incentive Plan”) was initially adopted by the Board on July 17, 2014 and approved by our stockholders on September 30, 2014 and subsequently amended on November 15, 2017. Under the 2014 Incentive Plan, as amended, up to 200,000 shares of our Common Stock (subject to adjustment in the event of a stock split, stock dividend, recapitalization or other similar events) are currently authorized to be issued pursuant to awards granted thereunder, 197,225 shares of which have been issued or have been allocated to be issued as of September 30, 2018 and 2,775 shares remain available for future issuance as of September 30, 2018.

Our ability to grant equity awards is a necessary and powerful tool for recruitment and retention of valuable directors, officers, employees, consultants and advisors. We have strived to use our equity plan resources effectively and maintain an appropriate balance between stockholder interests and the ability to attract, retain and reward directors, officers, employees, consultants and advisors who are vital to our long-term success. However, we believe there are insufficient shares remaining under our 2014 Incentive Plan to meet our current and projected needs, absent the expiration or cancellation of currently outstanding equity awards. Accordingly, on November 8, 2018, our Board unanimously approved an amendment to the 2014 Incentive Plan, subject to stockholder approval, under which the maximum number of shares of Common Stock authorized to be issued under the 2014 Incentive Plan is increased by 400,000 shares, from 200,000 shares to 600,000 shares. We are requesting stockholder approval of the amendment to the 2014 Incentive Plan with an increased aggregate share limit so that we can continue to utilize the 2014 Incentive Plan as an effective tool to attract, retain and motivate high-quality directors, officers, employees, consultants and advisors, especially in light of the increased growth of our business activities. If this proposal is approved, we intend to continue to consider and provide equity incentives to existing directors, officers, employees, consultants and advisors as well as to certain newly-hired officers, directors, employees, consultants and advisors. In addition, if we proceed with the proposed transaction contemplated in the letter of intent with BNN Technology PLC, as previously reported (the “BNN Transaction”), we intend to issue awards of up to an aggregate of 1,700,000 shares of our Common Stock under both the 2014 Incentive Plan and the 2012 Incentive Plan (as hereinafter defined) to our officers, directors, employees and consultants assisting with the BNN Transaction. If this proposal is approved, we expect to have sufficient shares available under the 2014 Incentive Plan for the next 12 months. Our Board believes the ability to grant stock options and other equity awards provides us with a powerful and necessary mechanism to attract and retain directors, officers, employees and other valuable consultants and advisors, especially in light of our limited cash resources.

The full text of the amendment to the 2014 Incentive Plan is set forth in Exhibit A to this proxy statement.

Summary of the 2014 Incentive Plan

The material features of the 2014 Incentive Plan are described below. This summary does not purport to be a complete description of all of the provisions of the 2014 Incentive Plan, and is qualified in its entirety by reference to the full text of the 2014 Incentive Plan.

Purpose of the Plan

This 2014 Incentive Plan is intended to provide incentives (a) to the directors, officers and employees of the Company, by providing such directors, officers and employees with opportunities to purchase stock in the Company pursuant to options granted thereunder ("2014 Options"), (b) to directors, officers, employees, consultants and advisors of the Company by providing them with opportunities to receive awards of stock in the Company whether such stock awards are in the form of bonus shares, deferred stock awards, or performance share awards ("2014 Awards"); and (c) to directors, officers, employees, consultants and advisors of the Company by providing them with opportunities to make direct purchases of restricted stock in the Company ("Restricted Stock").

Administration of the Plan

The 2014 Incentive Plan shall be administered by the Board. The Board may appoint a Compensation Committee (the "Compensation Committee") of two or more of its members to administer the 2014 Incentive Plan and to grant stock incentives thereunder, provided such Compensation Committee is delegated such powers in accordance with applicable law.

Subject to the terms of the 2014 Incentive Plan, the Compensation Committee shall have the authority to: (i) determine the employees, officers and directors of the Company to whom stock incentives may be granted; (ii) determine the time or times at which 2014 Options, 2014 Awards or Restricted Stock may be granted or authorizations to make direct purchases of restricted stock in the Company (“Restricted Stock Purchases”) may be made; (iii) determine the exercise price of shares subject to each Option, and the purchase price of shares subject to each Restricted Stock purchase;  (iv) determine the time or times when or what conditions must be satisfied before each Option shall become exercisable and the duration of the exercise period; (v) determine whether restrictions such as transfer restrictions, repurchase 2014 Options and “drag along” rights and rights of first refusal are to be imposed on shares subject to 2014 Options, 2014 Awards and Restricted Stock Purchases and the nature of such restrictions, if any; (vi) impose such other terms and conditions with respect to capital stock issued pursuant to Stock Rights (as hereinafter defined) not inconsistent with the terms of the 2014 Incentive Plan as it deems necessary or desirable; and (viii) interpret the 2014 Incentive Plan and prescribe and rescind rules and regulations relating to it.

The interpretation and construction by the Compensation Committee of any provisions of the 2014 Incentive Plan or of any stock incentives granted under it shall be final unless otherwise determined by the Board.  The Compensation Committee may from time to time adopt such rules and regulations for carrying out the 2014 Incentive Plan as it may deem best. No member of the Board or the Compensation Committee shall be liable for any action or determination made in good faith with respect to the 2014 Incentive Plan or any stock incentives granted under it.

The Compensation Committee shall have authority to adopt special rules and sub-plans, and forms of agreements thereunder, for participants in foreign jurisdictions provided that those sub-plans and agreements do not contravene the provisions of the 2014 Incentive Plan.

Scope of the Plan

If the amendment is approved, the total number of shares of stock reserved and available for grant and issuance pursuant to the 2014 Incentive Plan will be 202,775. In addition, if shares of stock are subject to a 2014 Award that terminates without such shares of stock being issued, then such shares of stock will again be available for grant and issuance under this plan.  Should any Option expire or be canceled prior to its exercise in full or should the number of shares of stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of stock theretofore subject to such Option may be subject to future 2014 Options under the 2014 Incentive Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the United States Internal Revenue Code of 1986 (the "Code").

In the event of any merger, reorganization, consolidation, recapitalization, stock  dividend, or other change in corporate structure affecting our stock, the Compensation Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the 2014 Incentive Plan and in the number and exercise price of shares subject to outstanding 2014 Options granted thereunder, to the end that after such event each optionee’s proportionate interest shall be maintained as immediately before the occurrence of such event. The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option, as defined below) and Section 409A of the Code (in the case of grantees potentially subject to Section 409A of the Code).

Eligibility

2014 Options, 2014 Awards and authorizations to make Restricted Stock Purchases, may be granted to any employee, officer or director (whether or not also an employee) of or consultant or advisor to the Company.  The Compensation Committee may take into consideration a recipient's individual circumstances in determining whether to grant 2014 Options, 2014 Awards or Restricted Stock (2014 Options, 2014 Awards and Restricted Stock are referred to collectively, as "Stock Rights"). Granting a Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him or her from, participation in any other grant of Stock Rights. The Company intends to file a registration statement on Form S-8 relating to the 2014 Incentive Plan, the shares issuable upon exercise of 2014 Options granted thereunder and the shares underlying any other 2014 Award or Restricted Stock thereunder.

Terms and Conditions of 2014 Options

Option Duration

Subject to earlier termination as provided under the 2014 Incentive Plan, each 2014 Option shall have such duration as may be specified by the Compensation Committee and set forth in the original stock option agreement granting such Option, but not more than ten years from the date of grant, but subject in any event to extension as determined by the Compensation Committee (in compliance with applicable tax rules, if any).

Exercise of 2014 Options

Subject to certain provisions of the 2014 Incentive Plan, each 2014 Option granted under the 2014 Incentive Plan shall be exercisable as follows: (a) Vesting: Subject to provisions of the 2014 Incentive Plan with respect to Incentive Options and as set forth under the paragraph titled “Administration of the Plan” above, the Compensation Committee shall determine the time or times when or what conditions must be satisfied before each Option shall become exercisable and the duration of the exercise period. The Compensation Committee may also specify such other conditions precedent as it deems appropriate to the exercise of a 2014 Option; (b) Full Vesting of Installments: Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Compensation Committee; (c) Partial Exercise: Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable, provided that the Compensation Committee may specify a certain minimum number or percentage of the shares issuable upon exercise of any Option that must be purchased upon any exercise; and (d) Acceleration of Vesting: The Compensation Committee shall have the right to accelerate the date of exercise of any installment of any Option, regardless of whether such acceleration will create adverse tax consequences to the optionee.

Granting of Stock Rights

Stock Rights may be granted under the 2014 Incentive Plan at any time on or after September 30, 2014 and prior to September 30, 2024.  The date of grant of a Stock Right under the 2014 Incentive Plan will be the date specified by the Compensation Committee at the time it grants the Stock Right or such date that is specified in the instrument or agreement evidencing such Stock Right.

Assignability

Unless determined otherwise by the Compensation Committee, any Stock Right granted under the 2014 Incentive Plan generally is not transferable other than by will or by the laws of descent or distribution, and all rights with respect to an award granted to a participant generally will be available during a participant’s lifetime only to the participant.

Acquisitions and Change in Control

Upon the occurrence of an Acquisition (as defined in the 2014 Incentive Plan), the Compensation Committee or the Board shall (i) provide that the entity that survives the Acquisition or purchases or leases the Company’s assets in the Acquisition or any affiliate of such entity (the “Surviving Entity”) shall assume the 2014 Options granted pursuant to the 2014 Incentive Plan or substitute options to purchase securities of the Surviving Entity on an equitable basis (as further described in the 2014 Incentive Plan), (ii) upon written notice to the optionees, provide that all 2014 Options will become exercisable in full subject to the consummation of the Acquisition as of a specified time prior to the Acquisition and will terminate immediately prior to the consummation of such Acquisition or within a specified period of time after the Acquisition, and will not be exercisable after such termination, or (iii) in the event of an Acquisition under the terms of which holders of Common Stock will receive upon consummation thereof an amount of cash, securities and/or other property for each share of Common Stock surrendered pursuant to such Acquisition (the amount of cash plus the fair market value reasonably determined by the Compensation Committee of any securities and/or other property received by holders of Common Stock in exchange for each share of Common Stock shall be the “Acquisition Price”), provide that all outstanding 2014 Options shall terminate upon consummation of such Acquisition and that each optionee shall receive, in exchange for all vested shares of Common Stock under such Option on the date of the Acquisition, a payment in cash or in kind having a fair market value reasonably determined by the Compensation Committee or the board of directors of the Surviving Entity equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of such vested shares of Common Stock exceeds (B) the aggregate exercise price of such shares. If the Compensation Committee chooses under clause (iii) in the preceding sentence that all outstanding 2014 Options shall terminate upon consummation of an Acquisition and that each optionee shall receive a payment for the optionee’s vested shares, with respect to any optionee whose stock option agreement specifies that no shares are vested until the first anniversary of the commencement of the optionee’s employment, if the consummation of the Acquisition occurs prior to such first anniversary, then the number of vested shares under such Option shall be deemed to be equal to the product of (x) the number of shares of stock subject to the Option that otherwise would vest on the first anniversary and (y) the quotient obtained by dividing the number of days the optionee was employed by the Company, by 365.

If a Change in Control Event (as defined in the 2014 Incentive Plan) occurs, and either (a) does not also constitute an Acquisition or (b) does constitute an Acquisition and clause (i) of the preceding paragraph is elected, and the optionee’s employment with the Company, the related corporation or the Surviving Entity is terminated on or prior to the six month anniversary of the date of the consummation of such Change in Control Event either by the optionee for Good Reason (as defined in the 2014 Incentive Plan), or by the Company, the related corporation or the Surviving Entity for reason(s) other than Misconduct (as defined in the 2014 Incentive Plan), then all of the 2014 Options, or the equivalent to such 2014 Options in the form of assumed or substituted options granted in the Surviving Entity, that but for such termination and such Change in Control Event would vest on or prior to the next following annual anniversary of the grant date thereafter shall become immediately exercisable in full and any repurchase provisions applicable to Common Stock issued upon exercise thereof shall lapse; provided, however, that in particular stock option agreements issued pursuant to the 2014 Incentive Plan, the Board may provide that the 2014 Options or assumed or substituted options covered by such agreement shall become immediately exercisable upon the consummation of such Change in Control Event without regard to termination of employment, and that any repurchase provisions applicable to Common Stock issued upon exercise thereof shall lapse.

Amendment, Suspensions and Termination of the Plan

The Board may amend or terminate the 2014 Incentive Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including, without limitation, Nasdaq rules and regulations. No amendment or termination of the 2014 Incentive Plan will impair the rights of any participant without the participant’s consent, unless required by applicable law, legislation, regulation or rule.

 Material Differences between 2014 Incentive Plan and 2012 Incentive Plan

We currently maintain both the 2014 Incentive Plan and the 2012 Incentive Plan (as hereinafter defined). The 2014 Incentive Plan permits the issuance of 2014 Options, as well as stock (2014) Awards and the opportunity for directors, officers, employees, consultants and advisors of the Company to make direct purchases of Restricted Stock. Alternatively, the 2012 Incentive Plan does not currently permit the grant or purchase of Restricted Stock, though Proposal No. 4 seeks to amend the 2012 Incentive Plan to permit grants of Restricted Stock. In addition, the 2012 Incentive Plan also permits issuances of 2012 Awards (as hereinafter defined) pursuant to Section 102 of the Israeli Income Tax Ordinance, which the 2014 Incentive Plan does not. We intend to continue to issue awards under both the 2014 Incentive Plan (2014 Awards) and the 2012 Incentive Plan (2012 Awards, as hereinafter defined).

Federal Tax Aspects

The following summarizes the U.S. federal income tax consequences that generally will arise with respect to 2014 Awards granted under the 2014 Incentive Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. This summary assumes that all 2014 Awards granted under the 2014 Incentive Plan are exempt from, or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the 2014 Incentive Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each participant should consider his personal situation and consult with his own tax advisor with respect to the specific tax consequences applicable to him. No information is provided as to state tax laws.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option (an “Incentive Option”). Also, except as described below, a participant will not have income upon exercise of an Incentive Option if the participant has been employed by the Company at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Stock Options." The exercise of an Incentive Option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an Incentive Option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then, if sold at a profit, all of the profit will be long-term capital gain or, if sold at a loss, all of the loss will be long-term capital loss. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and the participant will have ordinary income equal to the difference between the exercise price and the fair market value of the underlying stock at the time the option was exercised. Depending on the circumstances of the disqualifying disposition, the participant may then be able to report any difference between the fair market value of the underlying stock at the time of exercise and the disposition price as gain or loss, as the case may be.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) and subject to withholding when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the Common Stock at the time of grant is included in ordinary income and subject to withholding and there is no further income recognition when the restrictions lapse.

Other Stock-Based Awards. The tax consequences associated with other 2014 stock-based Awards granted under the 2014 Incentive Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant's holding period and tax basis for the award or underlying Common Stock.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Outstanding Equity Awards

As of December 31, 2017, 12,500 2014 Options were issued and outstanding to our directors, executive officers and employees under the 2014 Incentive Plan, as shown below.

Name	Position	Dollar Value ($) (1)	Option Awards No.
Tali Dinar	Chief Financial Officer	$15,375	12,500
Executive Group	Executives	$15,375	12,500
Non-Executive Director Group	Non-Executive Director	$0	0
Non-Executive Officer Employee Group	Non-Executive Officer Employees	$0	0

(1)	The fair value recognized for such option awards was determined based on Black & Scholes option model as of the grant date in accordance with Accounting Standards Codification Topic 718.

Required Vote

The affirmative vote of the holders of a majority of the votes cast is required for the amendment of the 2014 Incentive Plan. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the proposal to amend the 2014 Stock Incentive Plan.

PROPOSAL NO. 4 – APPROVAL OF AN AMENDMENT AND RESTATEMENT TO THE COMPANY’S 2012 STOCK INCENTIVE PLAN

Our 2012 Stock Incentive Plan (the “2012 Incentive Plan”) was initially adopted by the Board on November 26, 2012 and approved by our stockholders on January 7, 2013 and subsequently amended on September 30, 2014, October 26, 2015 and November 15, 2017. Under the 2012 Incentive Plan, as amended, up to 3,000,000 shares of our Common Stock (subject to adjustment in the event of a stock split, stock dividend, recapitalization or other similar events) are currently authorized to be issued pursuant to option awards granted thereunder, 1,297,000 shares of which have been issued or have been allocated to be issued as of November 7, 2018 and 1,703,000 shares remain available for future issuance as November 7, 2018.

We believe there are insufficient shares remaining under our 2012 Incentive Plan to meet our current and projected needs, absent the expiration or cancellation of currently outstanding equity awards and we believe the ability to grant Restricted Stock under the 2012 Incentive Plan is necessary to give us increased flexibility to make awards that achieve the purposes of the 2012 Incentive Plan, similar to the 2014 Incentive Plan. Accordingly, on November 8, 2018, our Board unanimously approved a resolution to amend and restate the 2012 Incentive Plan, subject to stockholder approval, under which 2012 Incentive Plan will be amended and restated to allow for the grant of Restricted Stock and to increase the maximum number of shares of Common Stock authorized to be issued under the 2012 Incentive Plan by 2,000,000 shares, from 3,000,000 shares to 5,000,000 shares. We are requesting stockholder approval of the amended and restated 2012 Incentive Plan, which will provide us with the ability to issue restricted stock and allow an increase in the aggregate share limit so that we can continue to utilize the 2012 Incentive Plan as an effective tool to attract, retain and motivate high-quality directors, officers, employees, consultants and advisors, especially in light of the increased growth of our business activities. In addition, we are requesting that stockholders approve an amendment to the term of the 2012 Incentive Plan so that it shall expire ten years after the date of stockholder approval, instead of November 26, 2022. If this proposal is approved, we intend to continue to consider and provide equity incentives to existing directors, officers, employees, consultants and advisors as well as to certain newly-hired officers, directors, employees, consultants and advisors. In addition, if we proceed with the proposed transaction contemplated in the letter of intent with BNN Technology PLC, as previously reported (the “BNN Transaction”), we intend to issue awards of up to an aggregate of 1,700,000 shares of our Common Stock under both the 2014 Incentive Plan and the 2012 Incentive Plan to our officers, directors, employees and consultants assisting with the BNN Transaction. If this proposal is approved, we expect to have sufficient shares available under the 2012 Incentive Plan for the next 12 months. Our Board believes the ability to grant stock options and other equity awards provides us with a powerful and necessary mechanism to attract and retain directors, officers, employees and other valuable consultants and advisors, especially in light of our limited cash resources.

The full text of the amendment to the 2012 Incentive Plan is set forth in Exhibit B to this proxy statement.

Summary of the 2012 Incentive Plan

The material features of the 2012 Incentive Plan are described below. This summary does not purport to be a complete description of all of the provisions of the 2012 Incentive Plan, and is qualified in its entirety by reference to the full text of the 2012 Incentive Plan.

Purpose of the Plan

The 2012 Incentive Plan is intended as an incentive to retain directors, officers, employees, consultants and advisors to the Company, persons of training, experience and ability, to attract new employees, directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company, by granting to such persons options to purchase shares of the Company’s Common Stock (“2012 Options”), shares of the Company’s stock, with or without restrictions, or any other share-based award (“2012 Award(s)”).

2012 Awards granted under the 2012 Incentive Plan to Israeli residents shall be granted pursuant to the Israeli Income Tax Ordinance (New Version), 1961, as amended, including the Law Amending the Income Tax Ordinance (Number 132), 2002 and any regulations, rules or orders or procedures promulgated thereunder.

Administration of the Plan

The Compensation Committee is the administrator of the 2012 Incentive Plan and shall have full power and authority to designate recipients of 2012 Awards, to determine the terms and conditions of respective 2012 Award agreement (which need not be identical), including the vesting schedule of the 2012 Options or grants of Restricted Stock, which may be performance based, as described in the 2012 Incentive Plan, to interpret the provisions and supervise the administration of the 2012 Incentive Plan, to accelerate the right to exercise or vesting of, in whole or in part, any previously granted option, to grant new 2012 Awards in exchange for existing 2012 Awards, to determine whether an Award has been earned (if performance requirements must be satisfied) and to make technical amendments to the 2012 Incentive Plan.  The Compensation Committee may also amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any grantee without the grantee’s consent.

Subject to the provisions of the 2012 Incentive Plan, the Compensation Committee shall interpret the plan and all 2012 Options and 2012 Awards granted thereunder, shall make such rules as it deems necessary for the proper administration of the 2012 Incentive Plan, shall make all other determinations necessary or advisable for the administration of the 2012 Incentive Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the 2012 Incentive Plan or in any 2012 Awards granted thereunder in the manner and to the extent that the Compensation Committee deems desirable to carry into effect the 2012 Incentive Plan or any 2012 Awards. Subject to the provisions of the 2012 Incentive Plan, any action taken or determination made by the Compensation Committee shall be conclusive on all parties.

Scope of the Plan

If the amended and restated plan is approved, the total number of shares of stock reserved and available for grant and issuance pursuant to the 2012 Incentive Plan will be 5,000,000 from either authorized but unissued shares or treasury shares, all of which can be Incentive Stock Options, within the meaning of Section 422 of the Code, or any other 2012 Awards. In addition, if shares of stock are subject to a 2012 Award that terminates without such shares of stock being issued, then such shares of stock will again be available for grant and issuance under the 2012 Stock Incentive Plan.  Should any 2012 Option expire or be canceled prior to its exercise in full or should the number of shares of stock to be delivered upon the exercise in full of an 2012 Option be reduced for any reason, the shares of stock theretofore subject to such 2012 Option may be subject to future Awards under the 2012 Incentive Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

In the event of any merger, reorganization, consolidation, recapitalization, stock  dividend, or other change in corporate structure affecting the stock, the Compensation Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the 2012 Incentive Plan and in the number of any 2012 Award (as applicable) and option price of shares subject to an outstanding 2012 Option granted thereunder, to the end that after such event each grantee’s proportionate interest shall be maintained as immediately before the occurrence of such event. The adjustments described above will be made only to the extent consistent with continued qualification of the 2012 Option under Section 422 of the Code (in the case of an Incentive Stock Option) and Section 409A of the Code (in the case of grantees potentially subject to Section 409A of the Code).

Eligibility

The persons eligible for participation in the 2012 Incentive Plan as recipients of 2012 Awards shall include employees, officers and directors of, and, subject to their meeting the eligibility requirements to participate in an  “employee benefit plan” as defined in Rule 405 promulgated under the Securities Act of 1933, as amended, consultants and advisors to the Company.

In selecting grantees, and in determining the 2012 Awards granted to grantees, the Compensation Committee may consider any factors it deems relevant, including without limitation, the office or position held by the grantee or the grantee’s relationship to the Company, the grantee’s degree of responsibility for and contribution to the growth and success of the Company, the grantee’s length of service, promotions and potential.  A grantee who has been granted an option may be granted an additional 2012 Awards or Awards, if the Compensation Committee shall so determine.

Terms and Conditions of 2012 Options

Option Price

The exercise price of each share of stock purchasable under the 2012 Options shall be determined by the Compensation Committee at the time of grant, subject to the conditions set forth in the immediately following sentence.  The exercise price of each share of stock purchasable under an Incentive Stock Option shall not be less than 100% of the Fair Market Value (as defined below) of such share of stock on the trading day immediately preceding the date the Incentive Stock Option is granted; provided, however, that with respect to an optionee who, at the time such Incentive Stock Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price per share of stock shall be at least 110% of the Fair Market Value per share of stock on the trading day immediately preceding the date of grant. The exercise price of each share of stock purchasable under any option other than an Incentive Stock Option shall not be less than 100% of the Fair Market Value of such share of stock on the trading day immediately preceding the date the option is granted; provided, however, and notwithstanding any future amendment to the minimum exercise price of a nonqualified stock option, that if an option granted to the Company’s principal executive officer or to any of the Company’s other three most highly compensated officers (other than the principal executive officer and the principal financial officer) was intended to qualify as performance-based compensation under Section 162(m) of the Code, the exercise price of such option shall not be less than 100% of the Fair Market Value of such share of stock on the trading day immediately preceding the date the option is granted. The exercise price for each option shall be subject to adjustment as provided in the 2012 Incentive Plan.  In no event shall the exercise price of a share of stock be less than the minimum price permitted under the applicable rules and policies of any national securities exchange on which the shares of stock are listed. Notwithstanding the foregoing, provisions of the 2012 Incentive Plan related to the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code shall not apply to awards made on or after the effective date of the amendment to the 2012 Incentive Plan, but may apply to prior awards.

“Fair Market Value” means the closing  price of publicly  traded  shares of stock on the principal securities exchange, including the Nasdaq Stock Market, on which shares of stock are listed (if the shares of stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Compensation Committee in a manner consistent with the provisions of the Code.

Option Term

The term of each option shall be fixed by the Compensation Committee, but no Option shall be exercisable more than ten years after the date such option is granted and in the case of an Incentive Stock Option granted to an optionee who, at the time such Incentive Stock Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, no such Incentive Stock Option shall be exercisable more than five years after the date such Incentive Stock Option is granted.

Exercisability

2012 Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Compensation Committee at the time of grant and subject to all applicable laws and regulations.

Non-Transferability of 2012 Options

Unless determined otherwise by the Compensation Committee, 2012 Awards granted under the 2012 Incentive Plan generally are not transferable other than by will or by the laws of descent or distribution, and all rights with respect to a 2012 Award granted to a participant generally will be available during a participant’s lifetime only to the participant.

Change in Control

Upon the occurrence of a Change in Control (as defined in the 2012 Incentive Plan), the Compensation Committee may accelerate the vesting or exercisability of outstanding 2012 Award, in whole or in part, as determined by the Compensation Committee in its sole discretion.  In its sole discretion, the Compensation Committee may also determine that, upon the occurrence of a Change in Control, each outstanding 2012 Option shall terminate within a specified number of days after notice to the grantee thereunder, and each such grantee shall receive, with respect to each share of Company stock subject to such 2012 Option, an amount equal to the excess of the Fair Market Value of such shares upon such Change in Control over the exercise price per share of such 2012 Option;  such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Compensation Committee shall determine in its sole discretion.

Upon the occurrence of a Change in Control other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Compensation Committee determines otherwise, apply to the cash, securities or other property that the Common Stock was converted into or exchanged for pursuant to such Change in Control in the same manner and to the same extent as they applied to the Restricted Stock; provided, however, that the Compensation Committee may provide for termination or deemed satisfaction of repurchase or other rights under the agreement evidencing any Restricted Stock or any other agreement between a participant and the Company, either initially or by amendment. Upon the occurrence of a Change in Control involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

Amendment, Suspensions and Termination of the Plan

The Board may amend or terminate the 2012 Incentive Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including, without limitation, Nasdaq rules and regulations. No amendment or termination of the 2012 Incentive Plan will impair the rights of any participant without the participant’s consent, unless required by applicable law, legislation, regulation or rule. Under Section 422(b)(2) of the Code, no Incentive Stock Option may be granted under the 2012 Incentive Plan more than ten years from the date the 2012 Incentive Plan was amended and restated or the date such amendment and restatement was approved by our stockholders, whichever is earlier.

Federal Tax Aspects

The following summarizes the U.S. federal income tax consequences that generally will arise with respect to 2012 Awards granted under the 2012 Incentive Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. This summary assumes that all 2012 Awards granted under the 2012 Incentive Plan are exempt from, or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the 2012 Incentive Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each participant should consider his personal situation and consult with his own tax advisor with respect to the specific tax consequences applicable to him. No information is provided as to state tax laws.

Incentive Stock Options. A participant will not have income upon the grant of an Incentive Stock Option. Also, except as described below, a participant will not have income upon exercise of an Incentive Stock Option if the participant has been employed by the Company at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an Incentive Stock Option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an Incentive Stock Option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then, if sold at a profit, all of the profit will be long-term capital gain or, if sold at a loss, all of the loss will be long-term capital loss. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and the participant will have ordinary income equal to the difference between the exercise price and the fair market value of the underlying stock at the time the option was exercised. Depending on the circumstances of the disqualifying disposition, the participant may then be able to report any difference between the fair market value of the underlying stock at the time of exercise and the disposition price as gain or loss, as the case may be.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) and subject to withholding when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the stock at the time of grant is included in ordinary income and subject to withholding and there is no further income recognition when the restrictions lapse.

Other Stock-Based Awards. The tax consequences associated with other 2012 stock-based Awards granted under the 2012 Incentive Plan will vary depending on the specific terms of such 2012 Award. Among the relevant factors are whether or not the 2012 Award has a readily ascertainable fair market value, whether or not the 2012 Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the 2012 Award and the participant's holding period and tax basis for the 2012 Award or underlying stock.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Outstanding Equity Awards

As of December 31, 2017, 446,000 2012 Options were issued and outstanding to our directors, executive officers and employees under the 2012 Incentive Plan, as shown below.

Name	Position	Dollar Value ($) (1)	Awards No.
David Lucatz	Chairman of the Board, Chief Executive Officer and President	$318,742	250,000
Tali Dinar	Chief Financial Officer	$101,997	80,000
Executive Group	Executives	$50,999	40,000
Non-Executive Director Group	Non-Executive Director	$26,718	40,000
Non-Executive Officer Employee Group	Non-Executive Officer Employees	$45,900	36,000

(1)	The fair value recognized for such option awards was determined based on Black & Scholes option model as of the grant date in accordance with Accounting Standards Codification Topic 718.

Required Vote

The affirmative vote of the holders of a majority of the votes cast is required for the amendment and restatement of the 2012 Incentive Plan. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the proposal to amend and restate the 2012 Stock Incentive Plan.

CORPORATE GOVERNANCE

Committees and Meetings of Our Board of Directors

The Board held twenty seven meetings during our fiscal year ended December 31, 2017 (“Fiscal 2017”). Throughout this period, each member of our Board who was a director in Fiscal 2017 attended or participated in at least 75% of the aggregate of the total number of meetings of our Board held during the period for which such person has served as a director, and the total number of meetings held by all committees of our Board on which each the director served during the periods such director served. Our Board has three standing committees: the Compensation Committee, the Audit Committee and the Corporate Governance/ Nominating Committee.

Compensation Committee. The members of our Compensation Committee are Professor Ofir, Mr. Bialos and Mr. Balin. Professor Ofir is the Chairman of the Compensation Committee and our board of directors has determined that all of the members of the Compensation Committee are “independent” as defined by the rules of the SEC and Nasdaq rules and regulations. The Compensation Committee operates under a written charter that is posted on our website at www.mict-inc.com.

The primary responsibilities of our Compensation Committee include:

●	Reviewing and recommending to our Board of the annual base compensation, the annual incentive bonus, equity compensation, employment agreements and any other benefits of our executive officers;

●	Administering our equity based plans and exercising all rights authority and functions of the Board under all of the Company’s equity compensation plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; and

●	Annually reviewing and making recommendations to our Board with respect to the compensation policy for such other officers as directed by our Board.

The Compensation Committee meets, as often as it deems necessary, without the presence of any executive officer whose compensation it is then approving. Neither the Compensation Committee nor the Company engaged or received advice from any compensation consultant during 2017.

Our Compensation Committee held three meetings during 2017.

Audit Committee. The members of our Audit Committee are Professor Ofir, Mr. Bialos and Mr. Balin. Professor Ofir is the Chairman of the Audit Committee, and our board of directors has determined that Professor Ofir is an “Audit Committee financial expert” and that all members of the Audit Committee are “independent” as defined by the rules of the SEC and the Nasdaq rules and regulations. The Audit Committee operates under a written charter that is posted on our website at www.mict-inc.com.

The primary responsibilities of our Audit Committee include:

●	Appointing, compensating and retaining our registered independent public accounting firm;

●	Overseeing the work performed by any outside accounting firm;

●	Assisting the Board in fulfilling its responsibilities by reviewing: (i) the financial reports provided by us to the SEC, our stockholders or to the general public, and (ii) our internal financial and accounting controls; and

●	Recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations.

Our Audit Committee held four meetings during 2017.

Corporate Governance/Nominating Committee. The members of our Corporate Governance/Nominating Committee are Professor Ofir, Mr. Bialos and Mr. Balin. Professor Ofir is the Chairman of the Corporate Governance/Nominating Committee and our board of directors has determined that all of the members of the Corporate Governance/Nominating Committee are “independent” as defined by Nasdaq rules and regulations. The Corporate Governance/Nominating Committee operates under a written charter that is posted on our website at www.mict-inc.com.

The primary responsibilities of our Corporate Governance/Nominating Committee include:

●	Assisting the Board in, among other things, effecting Board organization, membership and function including identifying qualified Board nominees; effecting the organization, membership and function of Board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with applicable corporate governance guidelines; and

●	Identifying and evaluating the qualifications of all candidates for nomination for election as directors.

Our Corporate Governance/Nominating Committee held one meeting during 2017.

Potential nominees will be identified by the Board based on the criteria, skills and qualifications determined by the Corporate Governance/Nominating Committee. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our Corporate Governance/Nominating Committee will apply criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. No particular criteria will be a prerequisite or will be assigned a specific weight, nor do we have a diversity policy.  We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will result in a well-rounded board of directors and allow the Board to fulfill its responsibilities.

The Company has never received communications from stockholders recommending individuals to any of our independent directors. Therefore, we do not yet have a policy with regard to the consideration of any director candidates recommended by stockholders. In 2017, we did not pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential nominees for our Board. We have not received any recommendations from stockholders for Board nominees. All of the nominees for election at the Meeting are current members of our Board.

Board Leadership Structure. Our leadership structure includes the combined positions of Chairman of the Board, President and Chief Executive Officer. The Company believes this structure is appropriate for a company of our size and complexity because the Chairman, President and Chief Executive Officer (a) is most familiar with the Company’s business and industry, (b) possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company, and is thus best positioned to develop agendas to ensure the Board’s time and attention are focused on matters which are critical to the Company, and (c) conveys a clear, cohesive message to our stockholders, employees and industry partners.

Mr. David Lucatz serves as our Chairman of the Board, President and Chief Executive Officer. In his position as Chairman of the Board, Mr. Lucatz is responsible for setting the agenda and priorities of the Board. As Chief Executive Officer, Mr. Lucatz leads our day-to-day business operations and is accountable directly to the full Board. As Chief Executive Officer, Mr. Lucatz has day-to-day responsibility together with Mrs. Moran Amran, our controller, for our management operations and for general oversight of our business and the various management teams that are responsible for our day-to-day operations. We believe that this structure provides an efficient and effective leadership model for the Company.

Because the Chairman of the Board is also the President and Chief Executive Officer, the Board has designated an independent director to serve as the lead independent director to enhance the Board’s ability to fulfill its responsibilities independently. The Board appointed Chezy (Yehezkel) Ofir as lead independent director. The lead independent director serves as the liaison between the Chairman and the independent directors.

We believe that the combined role of Chairman and Chief Executive Officer, together with an empowered lead independent director, is the optimal Board structure to provide independent oversight and hold management accountable while ensuring that our Company’s strategic plans are pursued to optimize long-term shareholder value.

Risk Oversight. The Board, including the Audit Committee and Compensation Committee, periodically reviews and assesses the significant risks to the Company. Our management is responsible for the Company's risk management process and the day-to-day supervision and mitigation of risks. These risks include strategic, operational, competitive, financial, legal and regulatory risks. Our Board leadership structure, together with the frequent interaction between our directors and management, assists in this effort. Communication between our Board and management regarding long-term strategic planning and short-term operational practices include matters of material risk inherent in our business.

The Board plays an active role, as a whole and at the committee level in overseeing management of the Company’s risks. Each of our Board committees is focused on specific risks within their areas of responsibility, but the Board believes that the overall enterprise risk management process is more properly overseen by all of the members of the Board. The Audit Committee is responsible for overseeing the management of financial and accounting risks. The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation plans and arrangements. While each committee is responsible for the evaluation and management of such risks, the entire Board is regularly informed through committee reports. The Board incorporates the insight provided by these reports into its overall risk management analysis.

The Board administers its risk oversight responsibilities through the Chief Executive Officer and the Chief Financial Officer, who, together with management representatives of the relevant functional areas review and assess the operations of the Company as well as operating management’s identification, assessment and mitigation of the material risks affecting our operations.

Communicating with our BOARD Of Directors

Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate.  Professor Ofir, one of our independent directors and the Chairman of our Audit Committee, with the assistance of our outside counsel, is primarily responsible for monitoring communications from our stockholders and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to substantive matters and include suggestions or comments that Professor Ofir considers to be important for the directors to know.  In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our Board should address such communications to: MICT, Inc., c/o Moran Amran, Controller, at the address on the first page of this proxy statement.

Attendance at SPECIAL AND ANNUAL Stockholder Meetings

We encourage our directors to attend our special and annual stockholders meetings. Mr. David Lucatz, our Chairman of the Board, President and Chief Executive Officer attended our last annual stockholder meeting.

EXECUTIVE COMPENSATION

The following information is furnished for the years ended December 31, 2017 and December 31, 2016 for the individuals listed on the table below, who we refer to as our named executive officers.

Name and Principal Position	Year	Salary (1)		Bonus (2)	Option Awards (3)	All Other Compensation (4)	Total
David Lucatz (5)	2017	$325,226	*		0	5,278	330,504
Chief Executive Officer and President	2016	$378,711		$-	88,539	$7,937	$475,188

Tali Dinar	2017	$167,965			12,438	25,467	205,870
Chief Financial Officer (6)	2016	$173,803		$-	$28,333	$24,449	$226,584

Oren Harari	2017	$130,097		$21,285	$-	$7,173	$158,555
Former Chief Financial Officer (7)	2016	-		-	-	-	-

(1)	Salary paid partly in New Israeli Shekels (“NIS”) and partly in U.S. dollars. The amounts are converted according to the average foreign exchange rate U.S. dollar/NIS for 2017 and 2016, respectively.

(2)	Represents discretionary bonus in connection with the performance and achievements of the Company.

(3)

The fair value recognized for such option awards was determined as of the grant date in accordance with Accounting for Standard Codification, or ASC, Topic 718. Assumptions used in the calculations for these amounts are included in Note 13 to our consolidated financial statements for the year ended December 31, 2016 included in our Annual Report on Form 10-K.

(4)	Includes the following: pay-out of unused vacation days, personal use of company car (including tax gross-up), personal use of company cell phone, contributions to manager’s insurance (retirement and severance components), contributions to advanced study fund, recreational allowance, premiums for disability insurance and contributions to pension plan. In addition, Mrs. Dinar is entitled to receive director compensation from Micronet as a member of the board of directors of Micronet, pursuant to the Israeli Companies Law regulations (compensation and expenses reimbursement for independent directors). Mrs. Dinar’s compensation and expenses reimbursement for serving as a director of Micronet amounted to a total of $12,000 and $4,000 for the period ended December 31, 2017 and 2016 respectively.

(5)

In November 2012, entities controlled by Mr. Lucatz reached agreements with each of Micronet and the Company, for the provision of management and consulting services to Micronet and the Company, respectively. On November 7, 2012, the board of directors and the Audit Committee of the board of directors of Micronet approved the entry into a management and consulting services agreement with DLC, pursuant to which, effective November 1, 2012 Mr. Lucatz agreed to devote 60% of his time to Micronet matters for the three year term of the agreement and Micronet agreed to pay the entities controlled by Mr. Lucatz management fees of NIS 65,000 (approximately $18,172) on a monthly basis, and cover other monthly expenses. Such agreement was further subject to the approval of Micronet’s stockholders, which was obtained at a special meeting held on January 30, 2013 for that purpose and went into effect following its execution on February 8, 2013. The management and consulting agreement between DLC and Micronet was extended on November 1, 2015 for three years on the same terms and conditions. The management and consulting agreement was approved by Micronet’s Board of Directors on October 11, 2015 and approved by Micronet’s shareholders on November 16, 2015.  On November 26, 2012, DLC entered into a 36-month management and consulting services agreement with the Company, effective November 1, 2012, which provides that we (via any of our directly or indirectly fully owned subsidiaries) will pay the entities controlled by Mr. Lucatz: (1) management fees of $13,333 on a monthly basis, and cover other monthly expenses, (2) an annual bonus of 3% of the amount by which the annual earnings before interest, tax, depreciation and amortization, or EBITDA, for such year exceeds the average annual EBITDA for 2011 and 2010, and (3) a one-time bonus of 0.5% of the purchase price of any acquisition or capital or debt raising transaction, excluding only a specified 2013 public equity offering, completed by us during the term of the agreement. According to the agreement, the management and consulting services agreement between DLC and the Company automatically renewed for a successive one year term on the same terms and conditions.. In July 2017, the scope of the consulting services pursuant to the agreement with D.L. Capital Ltd. was amended to reduce the requirement of the time Mr. Lucatz is to devote to Micronet matters to 22%, with the monthly fee proportionally reduced accordingly.

*As of December 31, 2017, an amount of $50,000 in salary was accrued but not paid.

(6)	On August 13, 2018, Mrs. Tali Dinar, our Chief Financial Officer, and MICT, jointly agreed to terminate her employment agreement. Mrs. Dinar will continue to provide her services to MICT as required under Israeli law until January 13, 2019. Mrs. Dinar’s employment termination was not as a result of any disagreement or dispute with MICT but rather as a result of the current needs of the Company as a result from the sale of MICT’s Enertec subsidiary.

(7)	Mr. Harari was our Chief Financial Officer from January 18, 2017 to September 30, 2017.

Outstanding Equity Awards

During 2017, no options were issued to our directors, officers and employees under our 2012 Incentive Plan or our 2014 Incentive Plan. The following table presents the outstanding equity awards held as of December 31, 2017, by our named executive officers:

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price ($)	Option expiration date
David Lucatz	250,000	-	4.30	11/11/2024
Tali Dinar	80,000	-	4.30	11/11/2024

Employment Agreements

None of our employees is subject to a collective bargaining agreement.

On August 12, 2013, Mrs. Dinar entered into an employment agreement with the Company, pursuant to which, Mrs. Dinar (1) will receive monthly compensation, comprising base salary and customary Israeli pension and social benefits, of approximately 45,000 NIS (approximately $14,000), (2) shall be entitled to a monthly automobile and telephone allowance of approximately 13,000 NIS (approximately $3,600); and (3) shall be entitled to receive bonuses and stock options as shall be determined by the board of directors in consultation with the our Chief Executive Officer. Mrs. Dinar may be deemed an at-will employee, as this employment agreement is not limited to certain duration. The agreement is terminable by either party by providing the other party with 90 days prior written notice. Upon termination, Mrs. Dinar will be entitled to her base salary through the date of termination and to all amounts deposited in her favor in pension funds, including payments made for severance unless such rights are denied as a matter of applicable law. However, if Mrs. Dinar is terminated due to her committing a crime bearing moral turpitude or for causing the Company substantial harm resulting from a material breach of her duties to the Company, Mrs. Dinar will not be entitled to receive any prior written notice, and severance may be denied. The agreement also contains customary confidentiality, non-competition and non-solicitation provisions. On August 1, 2016, Mrs. Dinar’s monthly compensation, consisting of her base salary and customary Israeli pension and social benefits, was increased to approximately 52,000 NIS (approximately $14,500).

On November 7, 2012, Mrs. Dinar entered into an employment agreement with Micronet whereby she devoted 80% of her time to Micronet. On May 14, 2015, Mrs. Dinar was appointed by the board of directors of Micronet as the Chief Financial Officer of Micronet, effective immediately and terminated her position as Chief Financial Officer of Micronet Enertec Technologies, Inc. On January 12, 2016, Mrs. Dinar resigned from her position as Micronet’s Chief Financial Officer. Commencing on January 12, 2016, Mrs. Dinar was appointed as Chief Financial Officer of MICT Telematics Ltd. (“MICT Telematics”) (formerly Enertec Electronics, Ltd.) and served in that capacity until its sale in 2018.

On August 13, 2018, Mrs. Tali Dinar and MICT, jointly agreed to terminate her employment agreement. Mrs. Dinar will continue to provide her services to MICT as required under Israeli law until January 13, 2019. Mrs. Dinar’s employment termination was not as a result of any disagreement or dispute with MICT but rather as a result of the current needs of MICT as a result from the sale of MICT’s Enertec subsidiary.

On June 6, 2018, the Compensation Committee of the Board of Directors of the Company approved a discretionary cash bonus to David Lucatz, the Company’s Chief Executive Officer, in the aggregate amount of $300,000 as well as approved the issuance of a stock option to purchase 300,000 shares of the Company’s common stock, with an exercise price of $1.32 per share, with 100,000 shares of common stock vesting immediately and 100,000 shares of common stock vesting on each of the first two anniversaries of the date of grant. The bonus and option were granted to Mr. Lucatz in light of his contributions to the Company’s successful sale of its then wholly owned subsidiary, Enertec Systems 2001 Ltd. In addition, the Compensation Committee approved maintaining Mr. Lucatz’s annual base salary of $400,000.

Securities Authorized For Issuance Under Equity Compensation Plans as of December 31, 2017

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	461,000	4.30	2,539,000
Equity compensation plans not approved by security holders	-	-	-
Total	461,000	4.30	2,539,000

Pursuant to our 2012 Incentive Plan, as amended, our board of directors is authorized to award stock options to purchase shares of Common Stock to our officers, directors, employees and certain others, up to a total of 3,000,000 shares of Common Stock, subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar capital change.

Pursuant to our 2014 Incentive Plan, as amended, our board of directors is authorized to issue stock options, restricted stock and other awards to officers, directors, employees, consultants and other service providers in an amount up to a total of 200,000 shares of Common Stock and subject to an increase to 400,000 shares if Proposal No. 3 is approved.

As of December 31, 2017, 120,275 stock options remain available for future awards under the 2014 Incentive Plan and 2,539,000 shares remain available for future awards under the 2012 Incentive Plan.

Compensation of Directors

Director Compensation Table for Fiscal 2017

The following table provides information regarding compensation earned by, awarded or paid to each person for serving as a director who is not an executive officer during Fiscal 2017:

Director Compensation

Name(1)		Fees earned ($)(4)	Option Awards ($)(2)(3)	Total ($)
Chezy (Yehezkel) Ofir	2017	$12,000	$891	$12,891
Jeffrey P. Bialos	2017	$12,000	$891	$12,891
Miki Balin	2017	$12,000	$891	$12,891

(1)	Mr. Lucatz, who serves as our Chairman, Chief Executive Officer and President, is not included in this table because he receives no compensation for his services as a director. The compensation received by Mr. Lucatz is as shown above in the Summary Compensation Table.

(2)	The fair value recognized for such option awards was determined as of the grant date in accordance with ASC Topic 718. Assumptions used in the calculations for these amounts are included in Note 13 to our consolidated financial statements for the year ended December 31, 2017.

(3)	As of December 31, 2017, each of the directors listed in the table above held options to purchase 10,000 shares of Common Stock at an exercise price of $4.30 per share, 5,000 of which were granted on April 29, 2013 and 5,000 of which were granted on November 11, 2014. Such options vest within three years following the date of grant.

(4)	During 2017, our directors received compensation for serving on our board in the amount of $38,673. Independent directors received $12,000 plus applicable taxes for each year of service as directors. Independent directors receive $250 (or $100 if the director participates via telephone or video conference) for each meeting in excess of three meetings in any month and reimbursement of expenses

Our independent directors who serve on our Board and any committees thereof received payment for participation at meetings of the Board and committees. Independent directors receive $12,000 plus applicable taxes for each year of service as a director. In addition, independent directors receive $250 (or $100 if the director participates via telephone or video conference) for each meeting in excess of three meetings in any month and reimbursement of expenses.

Other than as described above, we have no present formal plan for compensating our directors for their service in their capacity as directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. The board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. Other than indicated above, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments during 2017.

Directors, Executive Officers and Corporate Governance.

The members of our Board and our executive officers, together with their respective ages and certain biographical information are set forth below. Mr. Lucatz receives no compensation for his services as a board member but is entitled to management services fees paid to a company under his control. Directors hold office until the next annual meeting of our stockholders and until their successors have been duly elected and qualified. Our executive officers are elected by and serve at the designation and appointment of the board of directors.

Name	Age	Position
David Lucatz	62	Chairman of the Board, Chief Executive Officer and President
Tali Dinar	47	Chief Financial Officer
Chezy (Yehezkel) Ofir(1)(2)(3)	66	Director
Jeffrey P. Bialos (1)(2)(3)	62	Director
Miki Balin(1)(2)(3)	47	Director

(1)	A member of the Audit Committee.

(2)	A member of the Compensation Committee.

(3)	A member of the Corporate Governance/Nominating Committee.

The following is a summary of the business experience of each of our executive officers, other than Mr. Lucatz, whose experience is summarized above.

Tali Dinar. Mrs. Dinar currently serves as our Chief Financial Officer and as a board member of Micronet. Mrs. Dinar was the Chief Financial Officer of MICT Telematics. Mrs. Dinar has served as a Director at Micronet since January 2016 and as a director of Enertec since May 2015. Previously, Mrs. Dinar served as our Chief Financial Officer from May 2010 until May 2015, Chief Financial Officer of Enertec between 2010 and 2014 and the Chief Financial Officer of Micronet from May 2015 until January 2016. From 2002 until 2007, she was the chief controller of I.T.L. Optronics Ltd. Mrs. Dinar holds a B.A. in Accounting and Business Management from The College of Management Academic Studies and earned her CPA certificate in 1999.

On August 13, 2018, Mrs. Tali Dinar and MICT, jointly agreed to terminate her employment agreement. Mrs. Dinar will continue to provide her services to MICT as required under Israeli law until January 13, 2019. Mrs. Dinar’s employment termination was not as a result of any disagreement or dispute with MICT but rather as a result of the current needs of MICT as a result from the sale of MICT’s Enertec subsidiary.

There are no family relationships between any of the director nominees or executive officers named in this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our Common Stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during Fiscal 2017, all filing requirements applicable to our officers, directors and ten percent beneficial owners were complied with.

Report of the Audit Committee

In the course of our oversight of the Company’s financial reporting process, we have: (1) reviewed and discussed with management the audited financial statements for Fiscal 2017; (2) discussed with the Independent Auditors the matters required to be discussed by Public Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees; (3) received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the standards of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence; (4) discussed with the independent registered public accounting firm its independence; and (5) considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining its independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the SEC.

By the Audit Committee of the Board of Directors of MICT, Inc.

Professor Chezy (Yehezkel) Ofir, Chairman Jeffrey P. Bialos
Miki Balin

INFORMATION CONCERNING OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Independent Auditors have performed the audit of our financial statements since inception. We do not expect to have a representative of the Independent Auditors attending the Meeting. The following table summarizes the fees the Independent Auditors billed for the last two fiscal years. The fees billed by BDO Ziv Haft, our independent registered public accounting firm, for professional services provided to the Company for each of the last two fiscal years were as follows:

	Year ended on December 31,	Year ended on December 31,
	2017	2016

Audit Fees	$86,500	$100,000

Audit-Related Fees	-	$6,500

Tax Fees	$18,000	$25,500

All Other Fees	-	-
Total Fees	$104,500	$132,000

Audit Fees

Audit fees are for audit services for each of the years shown in this table, review of our quarterly financial results submitted on Form 10-Q, and performance of local statutory audits.

Audit-Related Fees

Audit-related fees relate to assurance and associated services that traditionally are performed by the independent auditor, due diligence services and other services.

Tax Fees

Tax fees are for professional services rendered by our auditors for tax advice on actual or contemplated transactions, audit of tax return and incentives from the Israel Innovation Authority.

Audit Committee Pre-Approval Policies and Procedures

Currently, the audit committee acts with respect to audit policy, choice of auditors, and approval of out of the ordinary financial transactions. The audit committee pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by the audit committee before the services were rendered.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our policy is to enter into transactions with related parties on terms that are on the whole no less favorable to us than those that would be available from unaffiliated parties at arm’s length. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all of the transactions described below met this policy standard at the time they occurred.

As described above, we and Micronet have executed a management and consulting services agreement with entities controlled by Mr. Lucatz.

On December 30, 2015, we entered into a loan agreement (the “Meydan Loan”), with Meydan Family Trust No. 3 (“Meydan”), pursuant to which Meydan agreed to loan the company $750,000 on certain terms and conditions. As of December 31, 2017, the balance of the loan was $326,000. The Meydan Loan was fully paid in March 2018.

Except as described above, no director, executive officer, principal stockholder holding at least 5% of our common stock, or any family member thereof, had or will have any material interest, direct or indirect, in any transaction, or proposed transaction, during 2017 or 2016 in which the amount involved in the transaction exceeded or exceeds $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

STOCKHOLDER PROPOSALS

We intend to mail this proxy statement, the accompanying proxy card and the 2017 annual report on or about November 9, 2018 to all stockholders of record that are entitled to vote. Stockholders who wish to submit proposals for inclusion in our proxy statement and form of proxy relating to our next annual meeting of stockholders must advise our Secretary of such proposals in writing by August 28, 2019.

Stockholders who wish to present a proposal at our next annual meeting of stockholders without inclusion of such proposal in our proxy materials must advise our Secretary of such proposals in writing by September 27, 2019.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as the Board may recommend.  We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of November 7, 2018, with respect to the beneficial ownership of the outstanding Common Stock held by (1) each person known by us to be the beneficial owner of more than 5% of our Common Stock; (2) our current directors; (3) each of our named executive officers; and (4) our executive officers and current director as a group. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Unless otherwise indicated, the address for each of the below persons is c/o MICT, Inc., 27 Hametzuda St., Azur 58001 Israel.

Name	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% Stockholders
D.L. Capital Ltd.(2)	1,234,200	13.21%
BNN Technology PLC (3)	1,363,000	14.59%
UTA Capital LLC(4)	726,746	7.78%
Meydan(5)	600,000	6.42%
Directors and Named Executive Officers
David Lucatz(2)(6)	1,834,200	15.76%
Tali Dinar(7)	172,500	1.48%
Chezy (Yehezkel) Ofir(8)	60,000	0.52%
Jeffrey P. Bialos(9)	77,424	0.67%
Miki Balin(10)	60,000	0.52%
Oren Harari	0	0%
Directors and executive officers as a group (6 persons) (11)	2,204,124	18.95%

(1)	Applicable percentage ownership is based on 11,636,615 shares of Common Stock outstanding as of October 1, 2018, together with securities exercisable or convertible into shares of Common Stock within 60 days of November 7, 2018 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock that are currently exercisable or exercisable within 60 days of November 7, 2018 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Mr. Lucatz, by virtue of being the controlling shareholder of DLC as well as the Chief Executive Officer and Chairman of the board of directors of DLC, may be deemed to beneficially own the 1,234,200 shares of our Common Stock held by DLC.

(3)	According to information contained in Schedule 13D filed on July 2, 2018 with the SEC.

(4)

According to information contained in Schedule 13G/A filed jointly on February 18, 2014 with the SEC and a Form 4 filed jointly on November 12, 2014 with the SEC by (1) UTA Capital LLC; (2) the members or beneficial owners of membership interests in UTA, which include (a) YZT Management LLC, a New Jersey limited liability company and the managing member of UTA, and (b) Alleghany Capital Corporation, a Delaware corporation and a member of UTA; (3) Alleghany Corporation, a publicly-traded Delaware corporation of which Alleghany Capital Corporation is a wholly-owned subsidiary; and (iv) Udi Toledano, the managing member of YZT Management LLC. Based on those filings and information subsequently available to us, as of March 31, 2017, UTA held sole voting and dispositive power with respect to such shares. YZT Management LLC, Alleghany Capital Corporation, Alleghany Corporation, and Udi Toledano have shared voting and dispositive power with respect to such shares by virtue of their relationships with UTA. UTA’s principal business address is 100 Executive Drive, Suite 330, West Orange, New Jersey.

(5)	According to information contained in a Schedule 13G/A filed on May 9, 2013 with the SEC. Based on this filing and information subsequently available to us, as of April 14, 2016, Meydan held sole voting and dispositive power with respect to such shares. Meydan’s principal business address is 38A Lansell Road, Toorak, Australia VIC 3142.

(6)	Includes 600,000 shares of common stock issuable upon the exercise of stock options owned by Mr. Lucatz.

(7)	Includes 160,000 shares of common stock issuable upon the exercise of stock options owned by Mrs. Dinar.

(8)	Includes 35,000 shares of common stock issuable upon the exercise of stock options owned by Mr. Ofir.

(9)	Includes 35,000 shares of common stock issuable upon the exercise of stock options owned by Mr. Bialos.

(10)	Includes 35,000 shares of common stock issuable upon the exercise of stock options owned by Mr. Balin.

(11)	Includes 865,000 shares of common stock issuable upon the exercise of stock options beneficially owned by the referenced persons.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at the address shown on the first page of this proxy statement. If you want to receive separate copies of the annual report and any proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the address shown on the first page of this proxy statement or by phone at +-972-3-5335126.

OTHER MATTERS

As of the date of this proxy statement, our management knows of no matter not specifically described above as to any action which is expected to be taken at the Meeting. The persons named in the enclosed proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in their best judgment, with regard to such other matters and the transaction of such other business as may properly be brought at the Meeting.

IF YOU HAVE NOT VOTED BY INTERNET, PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

/s/ David Lucatz
David Lucatz
Chairman, President and Chief Executive Officer

Tel Aviv, Israel
November 8, 2018

Exhibit A

MICT, Inc.

Amendment to 2014 Stock Incentive Plan

WHEREAS, MICT, Inc. (the “Company”) maintains the 2014 Stock Incentive Plan (the “Incentive Plan”);

WHEREAS, the Board of Directors (the “Board”) and the Compensation Committee of the Board has determined that it is in the best interests of the Company to amend the Incentive Plan to increase the maximum number of shares of the Company’s common stock authorized to be issued under the Incentive Plan by 400,000, from 200,000 to 600,000; and

WHEREAS, pursuant to Section 15 of the Incentive Plan, an amendment that materially increases the aggregate number of shares that may be issued under the Incentive Plan generally must be approved by a majority of votes cast by the stockholders of the Company in accordance with applicable stock exchange rules.

NOW, THEREFORE, effective as of the date of approval by a majority of votes cast by the stockholders of the Company in accordance with applicable stock exchange rules, the Incentive Plan is hereby amended in the following particulars:

1.	Section 4 of the Incentive Plan is deleted in its entirety and replaced with the following:

The stock subject to Stock Rights shall be the authorized but unissued shares of Common Stock of the Company (the “Common Stock”), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan is 600,000 subject to adjustment as provided in paragraph 13 or amendment as provided in Section 15. Any such shares may be issued pursuant to the exercise of Stock Rights, so long as the aggregate number of shares so issued does not exceed the number of such shares authorized under this paragraph 4.

2.	In all other respects the Incentive Plan shall remain unchanged and in full force and effect.

A-1

Exhibit B

MICT, Inc.

Amended and Restated 2012 Stock Incentive Plan

A PLAN UNDER SECTION 102 OF THE ISRAELI INCOME TAX ORDINANCE AND
THE UNITED STATES INTERNAL REVENUE CODE OF 1986

1.	NAME AND PURPOSE OF THE PLAN

1.1.	This plan, as amended from time to time, shall be known as the Amended and Restated MICT, Inc. 2012 Stock Incentive Plan (the “2012 Plan” or the “Plan”).

1.2.	The Plan is intended as an incentive to retain in the employ of, and as directors, consultants and advisors to MICT, Inc., a Delaware corporation (the “Company”), and its subsidiaries (including any “employing company” under Section 102(a) of the Ordinance (as hereinafter defined) and any “subsidiary” within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), collectively, the “Subsidiaries”), persons of training, experience and ability, to attract new employees, directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries, by granting to such persons either (i) options to purchase shares of the Company’s Stock, (the “Options”), (ii) shares of the Company’s Stock, with or without restrictions, or (iii) any other Stock-based award, granted to a Grantee or an Optionee (as such terms are defined below hereunder) under the Plan and any Stock issued pursuant to the exercise thereof. Stock awards and the grant of Options to purchase shares of Stock, or the issue of each of the above under sub-sections (i) - (iii) shall be referred as the “Award(s).

1.3.	Awards granted under this Plan to Israeli residents shall be granted pursuant to the Israeli Income Tax Ordinance (New Version), 1961, as amended, including the Law Amending the Income Tax Ordinance (Number 132), 2002 (the “Ordinance”) and any regulations, rules or orders or procedures promulgated thereunder (the “Rules”).

1.4.	The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Awards for which qualification for such exception is intended and to comply with Code Sections 409A and 422, to the extent applicable. Notwithstanding the foregoing, provisions of the Plan related to the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code shall not apply to awards made on or after the effective date of this 2012 Plan. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.	ADMINISTRATION OF THE PLAN.

2.1.	The Board of Directors of the Company (the “Board”) may appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are, to the extent required under applicable law, “Non-Employee Directors” (as such term is defined in Rule 16b-3 of the Exchange Act) and “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. If the Committee is appointed, the Committee, subject to Sections 4 and 8 hereof, shall have full power and authority to designate recipients of Awards, to determine the terms and conditions of respective Award agreement (which need not be identical) (the “Award Agreement”), including the vesting schedule of any Options or grants of Restricted Stock, which may be performance based, as described herein (the “Vesting Schedule”) to interpret the provisions and supervise the administration of the Plan, to accelerate the right to exercise or vesting of, in whole or in part, any previously granted Award, to grant new Awards in exchange for existing Awards (subject to Section 15 and to the extent that such exchange does not cause the Award to fail to comply with Code Section 409A or Code Sections 422 or 424, as applicable) to determine whether an Award has been earned (if performance requirements must be satisfied) and to make technical amendments to the Plan including amendments required under the Code. The Committee may also amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Grantee without the Grantee’s consent.

2.2.	Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Awards granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Awards granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Awards.

2.3.	Subject to the Company’s certificate of incorporation, as amended, and bylaws, as amended, the act or determination of a majority of the members of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if such decision had been made by the Committee at a meeting duly called and held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

2.4.	The Committee may delegate to one or more executive officers of the Company the authority to grant an Award under the Plan to persons eligible to receive such Awards other than an officer or director of the Company or any other person whose transactions in the Company’s Stock are subject to Section 16 of the Exchange Act (an “Insider”).

2.5.	In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Award as hereinafter defined does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that options granted to the Company’s principal executive officer or to any of the Company’s other three most highly compensated officers (other than the principal executive officer and the principal financial officer) that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.	SCOPE OF THE PLAN.

3.1.	Subject to the terms of Section 3.3 hereof, the total number of shares of common stock, $0.001 par value per share (the “Stock”) reserved and available for grant and issuance pursuant to this Plan will be 5,000,000 from either authorized but unissued shares or treasury shares, all of which can be Incentive Options or any other Awards. In addition, if shares of Stock are subject to an Award that terminates without such shares of Stock being issued, then such shares of Stock will again be available for grant and issuance under this Plan. Should any Award expire or be canceled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Award be reduced for any reason, the shares of Stock theretofore subject to such Award may be subject to future Award under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

3.2.	The Company will, at all times, reserve and keep available the number of shares of Stock necessary to satisfy the requirements of all Awards then outstanding under this Plan. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Awards at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan.

3.3.	In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number of any Award (as applicable) and option price of shares subject to outstanding Award granted under the Plan, to the end that after such event each Grantee’s proportionate interest shall be maintained as immediately before the occurrence of such event. The adjustments described above will be made only to the extent consistent with continued qualification of the Award under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code (in the case of grantees potentially subject to Section 409A of the Code).

4.	ELIGIBILITY.

4.1.	The persons eligible for participation in the Plan as recipients of Awards (the “Grantee”) shall include employees, officers and directors of, and, subject to their meeting the eligibility requirements to participate in an “employee benefit plan” as defined in Rule 405 promulgated under the Securities Act (as defined below), consultants and advisors to, the Company or any Subsidiary.

4.2.	In selecting Grantee, and in determining the Award granted to Grantee, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Grantee or the Grantee’s relationship to the Company, the Grantee’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Grantee’s length of service, promotions and potential. A Grantee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine. A Grantee who has been granted an Option hereunder shall be referred herein as an "Optionee".

5.	AWARDS GRANTED UNDER THE ORDINANCE.

5.1.	Awards granted under Section 102 of the Ordinance (“102 Awards”) may be granted only to Israeli employees and Office Holders, excluding any “Controlling Holders” as such term is defined in the Ordinance. Awards granted under Section 3(i) of the Ordinance (“3(i) Awards”) may be granted only to consultants and to any Israeli employees or Office Holders who are Controlling Holders.

5.2.	102 Awards shall be either (a) capital gains track options under Section 102(b)(2), in which income resulting from the sale of Stock underlying the Awards is taxed as capital gain (“Capital Gains Awards”), (b) ordinary income track Awards under Section 102(b)(1), in which income resulting from the sale of Stock underlying the Awards is taxed as ordinary income (“Ordinary Income Awards” and, together with the Capital Gains Awards, the “Approved 102 Awards”) or (c) Awards granted pursuant to Section 102(c) (“Unapproved 102 Awards”).

5.3.	The Company’s election of the type of Approved 102 Awards as Capital Gains Awards or Ordinary Income Awards granted to Grantees (the “Election”), shall be appropriately filed with the Israeli Tax Authorities (the “ITA”) before the date of grant of an Approved 102 Awards. Such Election shall become effective beginning the first grant of an Approved 102 Awards under this Plan and shall remain in effect until the end of the year following the year during which the Company first granted Approved 102 Awards. The Election shall obligate the Company to grant only the type of Approved 102 Awards it has elected, and shall apply to all Grantees who were granted Approved 102 Awards during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Awards during such period.

5.4.	Without derogating from anything to the contrary contained herein, solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant of Approved 102 Awards the Company’s shares are listed on any established stock exchange or a national market system or if the Company’s shares will be registered for trading within ninety (90) days following such date of grant, the value of a share of Stock at such date of grant shall be determined in accordance with the average value of the Company’s shares of Stock on the thirty (30) trading days immediately preceding the date of grant or on the thirty (30) trading days immediately following the date of registration for trading, as the case may be.

5.5.	With respect to Unapproved 102 Awards, if the Grantee ceases to be employed by the Company or any Subsidiary, the Grantee shall extend to the Company and/or its Subsidiary a security or guarantee for the payment of tax due at the time of sale of shares of Stock, all in accordance with the provisions of Section 102 and the Rules.

5.6.	Trustee. All Approved 102 Awards must be held by a person appointed by the Company to serve as a trustee and approved by the ITA in accordance with the provisions of Section 102(a) of the Ordinance (the “Trustee”) in accordance with the following:

5.6.1.	Approved 102 Awards which shall be granted under the Plan and/or any shares of Stock allocated or issued upon exercise of such Approved 102 Awards and/or other shares of Stock received subsequently following any realization of rights, including without limitation, bonus shares, shall be allocated or issued to the Trustee and held for the benefit of the Grantees for such period of time as required by Section 102 or the Rules (the “Holding Period”). In the case the requirements for Approved 102 Awards are not met, the Approved 102 Awards may be treated as Unapproved 102 Awards, all in accordance with the provisions of Section 102 and the Rules.

5.6.2.	Notwithstanding anything to the contrary, the Trustee shall not release any shares of Stock allocated or issued upon exercise of Approved 102 Awards prior to the full payment of the Grantee’s tax liabilities arising from Approved 102 Awards which were granted to him and/or any shares of Stock allocated or issued upon exercise of such Awards.

5.6.3.	With respect to any Approved 102 Awards, subject to the provisions of Section 102 and the Rules, an Grantee shall not sell or release from trust any shares of Stock received upon the exercise of an Approved 102 Awards and/or any shares of Stock received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 of the Ordinance and under the Rules shall apply to, and shall be borne by, such Grantee.

5.6.4.	Upon receipt of an Approved 102 Awards, the Grantee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and executed in good faith in relation with the Plan or any Approved 102 Awards or shares of Stock granted to him thereunder.

5.7.	The grant of Approved 102 Awards shall be conditioned upon the approval of this Plan by the Israeli Tax Authorities. In addition, the provisions of the Plan and/or the Award Agreement shall be subject to the provisions of the Ordinance and the Tax Assessing Officer’s permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Award Agreement. Any provision of the Ordinance and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to the Ordinance, which is not expressly specified in the Plan or the Award Agreement, shall be considered binding upon the Company and the Grantee.

5.8.	The Committee shall have the authority, without limitation, to determine which method, the capital gain method or the work income method or any other method available under Section 102 of the Ordinance, shall be adopted for the purposes of the Plan and to appoint a Trustee, if the Committee deems it advisable or necessary.

6.	OPTIONS GRANTED UNDER THE CODE.

6.1.	Options granted to employees of the Company or of one of its Subsidiaries (under Code Section 424(f)), who are not residents of the State of Israel, shall either constitute incentive stock options within the meaning of Section 422 of the Code (“Incentive Options”), while certain other Options granted pursuant to the Plan shall be nonqualified stock options (“Nonqualified Options”).

6.2.	Subject to meeting all applicable requirements, the Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options.

6.3.	The maximum number of shares of Stock that may be subject to Incentive Options or Nonqualified Options granted under the Plan to any individual in any calendar year shall not exceed 100,000 shares (subject to adjustment pursuant to Section 3.3 hereof), and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code to the extent applicable; provided, however, that new employees of the Company or of any Subsidiary (including new employees who are also officers and directors of the Company or any Subsidiary), will be eligible to receive Options to purchase up to a maximum of 200,000 of the Company’s Stock in the calendar year in which they commence their employment.

6.4.	The aggregate Fair Market Value (as hereinafter defined), determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

6.5.	Optionees shall be required as a condition of the exercise to furnish to the Company any income or payroll (employment) tax required to be withheld. In the case of an Incentive Option, if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof.

7.            OTHER AWARDS. All other types of Awards not referenced in Sections 5 and 6, including any awards of Stock or Restricted Stock (as defined below), may be granted to any employee, officer, director or consultant of the Company or any Parent or Subsidiary; provided that with respect to any consultant, however, that such consultant is a natural person and the Award is in full or partial compensation for bona fide services unconnected with any offer and sale of securities in a capital-raising transaction.

Awards of Stock, including awards of Stock subject to restrictions (“Restricted Stock”), shall be evidenced by an agreement that shall contain such terms and conditions as the Committee shall provide. A holder of a Stock Award without restrictions or Restricted Stock shall, subject to the terms of any applicable agreement, have all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends. Certificates representing Restricted Stock shall be imprinted with a legend to the effect that the shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the applicable agreement. (If shares of Restricted Stock are held in book entry form, statements evidencing those shares shall include a similar legend.) The Grantee shall be required to deposit any stock certificates with an escrow agent designated by the Committee, together with a stock power or other instrument of transfer appropriately endorsed in blank.

The Committee may, in its sole discretion, impose such conditions and/or restrictions on any Stock Award pursuant to this Section 7 as it may deem advisable including, without limitation, a requirement that a Grantee pay a stipulated purchase price for each share of Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting, either in lieu of or following the attainment of any performance goals, or holding requirements or sale restrictions placed on Stock upon vesting of any Stock Award.

Except as otherwise provided in this Section 7, Restricted Stock shall become freely transferable by the Grantee after all conditions and restrictions applicable to the shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations). Each agreement underlying a Stock Award shall set forth the extent to which the Participant shall have the right to retain the Award following termination of the Participant’s employment or other service relationship with the Company. Whether any such right shall apply to a particular Award shall be determined in the sole discretion of the Committee.

8.           TERMS AND CONDITIONS OF OPTIONS. Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

8.1.	OPTION PRICE. The exercise price of each share of Stock purchasable under the Options shall be determined by the Committee at the time of grant, subject to the conditions set forth in the immediately following sentence. The exercise price of each share of Stock purchasable under an Incentive Option shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such share of Stock on the trading day immediately preceding the date the Incentive Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the exercise price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the trading day immediately preceding the date of grant. The exercise price of each share of Stock purchasable under any Option other than an Incentive Stock Option shall not be less than 100% of the Fair Market Value of such share of Stock on the trading day immediately preceding the date the Option is granted; provided, however, and notwithstanding any future amendment to the minimum exercise price of a Nonqualified Option, that if an option granted to the Company’s principal executive officer or to any of the Company’s other three most highly compensated officers (other than the principal executive officer and the principal financial officer) is intended to qualify as performance-based compensation under Section 162(m) of the Code, the exercise price of such Option shall not be less than 100% of the Fair Market Value of such share of Stock on the trading day immediately preceding the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 3.3 herein. Notwithstanding anything to the contrary contained herein, in no event shall the exercise price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

“Fair Market Value” means the closing price of publicly traded shares of Stock on the principal securities exchange, including the Nasdaq Stock Market, on which shares of Stock are listed (if the shares of Stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.

8.2.	OPTION TERM. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

8.3.	EXERCISABILITY. Subject to Section 6.4 hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant.

8.4.	METHOD OF EXERCISE. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the exercise price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee has (i) given written notice of exercise and has paid in full for such shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

8.5.	NON-TRANSFERABILITY OF OPTIONS AND SHARES OF STOCK UNDERLYING OPTIONS.

8.5.1.	Except as provided in Section 8.5.3 hereof, during the lifetime of an Optionee, only the Optionee (or, in the event of legal incapacity or incompetence, the Optionee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.5.3 hereof, no Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution except pursuant to a domestic relations order.

8.5.2.	With respect to Approved 102 Awards, as long as Awards and/or shares of Stock are held by the Trustee on behalf of the Grantee, all rights of the Grantee over the Awards and the shares of Stock are personal, and cannot be transferred, assigned, pledged or mortgaged, other than by will or pursuant to the laws of descent and distribution.

8.5.3.	An Optionee may transfer by gift all or part of an Option that is not an Incentive Option to any “family member” (as that term is defined under Rule 701(c)(3) of the Securities Act, as amended or any successor provision of law); provided, that (x) there shall be no consideration for any such transfer and (y) subsequent transfers of transferred Options shall be prohibited except those made in accordance with this Section 8.5.3 or by will or the laws of descent and distribution or pursuant to a domestic relations order and otherwise in compliance with applicable U.S. federal and state and foreign securities laws. Following any permitted transfer hereunder, any transferred Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, provided that for purposes of this Section 8.5.3 the term “Optionee” shall be deemed to refer to the transferee and the transferee shall agree to be bound by the terms and conditions of the Options and this Plan. The events of termination of the employment or other relationship of Section 8.9 hereof shall continue to be applied with respect to the original Optionee, following which the Option shall be exercisable by the transferee only to the extent and for the periods specified in Section 8.6, 8.7, 8.8, or 8.9 hereof.

8.6	TERMINATION BY REASON OF DEATH. Unless otherwise determined by the Committee at grant, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Options granted to such Employee may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year after the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

8.7.	TERMINATION BY REASON OF DISABILITY. Unless otherwise determined by the Committee at grant, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of permanent and total disability within the meaning of Code Section 22(e)(3) (“Disability”), any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 30 days after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such 30-day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

8.8.	TERMINATION BY REASON OF RETIREMENT. Unless otherwise determined by the Committee at grant, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 90 days after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such 90-day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph, “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan exists, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan exists, age 55.

8.9.	OTHER TERMINATION. Unless otherwise determined by the Committee at grant, if any Optionee’s employment with or service to the Company or any Subsidiary terminates for any reason other than death, Disability or Normal or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of 90 days after the date of termination or the balance of such Option’s term if the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee). The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan. The sale or other disposition of a Subsidiary will be considered a termination of employment even if the Optionee continues to be employed by the Subsidiary.

8.10.	AWARD AGREEMENT. Each Option granted pursuant to the Plan, shall be evidenced by a written Option Agreement between the Company and the Optionee, in such form as the Committee shall from time to time approve. Each Option Agreement shall state, among other matters, the number of shares of Stock to which the Option relates, the type of Option granted thereunder (whether a Capital Gains Award, Ordinary Income Award, Unapproved 102 Award, 3(i) Award, Incentive Option or Nonqualified Option), the Vesting Dates, the exercise price per share, the expiration date, all as applicable, and such other terms and conditions as the Committee in its discretion may prescribe, provided that they are consistent with this Plan.

9.	CHANGE IN CONTROL.

9.1.	Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting or exercisability of outstanding Award, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares upon such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

Upon the occurrence of a Change in Control other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Committee determines otherwise, apply to the cash, securities or other property that the Common Stock was converted into or exchanged for pursuant to such Change in Control in the same manner and to the same extent as they applied to the Restricted Stock; provided, however, that the Committee may provide for termination or deemed satisfaction of repurchase or other rights under the agreement evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Change in Control involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

9.2.	For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

9.2.1.	a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

9.2.2.	the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

9.2.3.	the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

9.2.4.	a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

9.3.	For purposes of this Section 9, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

9.4.	The Committee may determine, at its sole discretion that the terms of Awards granted pursuant to the Plan shall provide for additional benefits to be granted to the Optionee in the event of a Change in Control. Any such additional benefits will not be subject to any tax benefits granted to Optionees in connection with the Award and will be taxed pursuant to the provisions of the Ordinance and the Code, as applicable.

10.	RIGHTS AS A SHAREHOLDER; VOTING AND DIVIDENDS.

10.1.	With respect to all Stock issued in the form of Awards hereunder or upon the exercise of an Option hereunder, subject to the terms of any applicable Award Agreement; (i) have any and all voting rights attached to such Stock shall be in accordance with the Company's bylaws, in compliance with any applicable law and subject to Section 9 and (ii) Grantee shall be entitled to receive dividends distributed with respect to such Stock, subject to (a) the provisions of the Company’s bylaws, as amended from time to time, and (b) any applicable law.

10.2.	Subject to the provisions of the Plan, the underlying Stock or any other Award shall not be protected against dilution in any manner whatsoever, unless otherwise determined by the Board or under this Plan.

10.3	The Company may, but shall not be obligated to, register or qualify the sale of Common Stock, Restricted Stock or other Awards under any applicable securities law or other applicable law.

11.           NO REPRESENTATION BY COMPANY. By granting the Awards, the Company is not, and shall not be deemed as, granting any representation or warranties to the Grantee regarding the Company, its business affairs, its prospects or the future value of its Stock.

12.           NO RETENTION RIGHTS. Nothing in the Plan or in any Award granted or agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of, or be in a consultant, advisor, director, officer or supplier relationship with, the Company or any of its Subsidiaries, Parent or Affiliates or to be entitled to any remuneration or benefits not set forth in the Plan or such agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary, Parent or Affiliate to terminate such Grantee's employment or service. Awards granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues to be employed by, or be in a consultant, advisor, director, officer or supplier relationship with, the Company or any Subsidiary, Parent or Affiliate thereof.

13.           EFFECTIVE DATE OF PLAN; TERM OF PLAN. The Plan shall be effective on November [__], 2018; provided, however, that the Plan shall subsequently be approved by majority vote of the Company’s stockholders generally entitled to vote at a meeting of stockholders not later than November [__], 2018. No Awards shall be granted pursuant to the Plan on or after November [__], 2028, but Awards theretofore granted may extend beyond that date.

14.           PURCHASE FOR INVESTMENT. Unless the Award and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising an Award under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

15.	TAXES.

15.1.	Any tax consequences arising from the grant or exercise of any Award, from the payment for Stock covered thereby or from any other event or act (of the Company and/or its Subsidiaries, the Trustee or the Grantee), hereunder, shall be borne solely by the Grantee. The Company and/or its Subsidiaries and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Grantee shall agree to indemnify the Company and/or its Subsidiaries and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Grantee.

15.2.	The Company and/or, when applicable, the Trustee shall not be required to release any Stock certificate to a Grantee until all required payments have been fully made.

15.3.	To the extent provided by the terms of an Award Agreement, the Grantee may satisfy any tax withholding obligation relating to the exercise or acquisition of tocks under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Grantee by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) subject to the Committee’s approval on the payment date, authorizing the Company to withhold Shares from the Shares otherwise issuable to the Grantee as a result of the exercise or acquisition of Stock under the Award in an amount not to exceed the minimum amount of tax required to be withheld by law; or (iii) subject to Committee approval on the payment date, delivering to the Company owned and unencumbered Shares; provided that Shares acquired on exercise of Awards have been held for at least 6 months from the date of exercise.

15.4.	The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Awards granted under the Plan with respect to the withholding of any taxes (including capital gains, income or employment taxes) or any other tax matters.

16.           PUBLIC OFFERING. As a condition of Participation in this Plan, each Grantee shall be obligated to cooperate with the Company and the underwriters in connection with any public offering of the Company’s securities and any transactions relating to a public offering, and shall execute and deliver any agreements and documents, including without limitation, a lock-up agreement, that may be requested by the Company or the underwriters. The Grantees’ obligations under this Section 13 shall apply to any Stock issued under the Plan as well as to any and all other securities of the Company or its successor for which Stock may be exchanged or into which Stock may be converted.

17.	AMENDMENT AND TERMINATION.

17.1	The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Grantee under any Award theretofore granted without the Grantee’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

17.1.1.	materially increase the number of shares that may be issued under the Plan, except as is provided in Section 3.3;

17.1.2.	materially increase the benefits accruing to the Grantees under the Plan;

17.1.3.	materially modify the requirements as to eligibility for participation in the Plan;

17.1.4.	decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

17.1.5	extend the term of any Option beyond that provided for in Section 8.2.

17.2.	The Committee may subject to Section 15 substitute new Awards for previously granted Awards, including awards granted under other plans applicable to the participant and previously granted Awards having higher option prices, upon such terms as the Committee may deem appropriate.

The Committee may also terminate the Plan.

17.3.	It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code, the Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting Awards hereunder (and the terms of such Awards), accordingly. The Plan and any grant of an Award hereunder may be amended from time to time (without, in the case of an Award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

18.           RE-PRICING OF AWARDS; REPLACEMENT AWARDS. The Company shall not re-price any Awards or issue any replacement Awards unless the Award re-pricing or Awards replacement shall have been approved by the holders of a majority of the outstanding shares of the voting stock of the Company generally entitled to vote at a meeting of stockholders.

19.	GOVERNMENT REGULATIONS.

19.1.	The Plan, and the grant and exercise of Awards hereunder, and the obligation of the Company to sell and deliver shares under such Awards, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

20.	GENERAL PROVISIONS.

20.1.	CERTIFICATES. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

20.2.	EMPLOYMENT MATTERS. The adoption of the Plan shall not confer upon any Optionee of the Company or any Subsidiary any right to continued employment or, in the case of an Grantee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

20.3.	LIMITATION OF LIABILITY. No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation. Such indemnification shall be in addition to any rights of indemnification such person may have as a director or otherwise under the Company’s incorporation documents, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise.

20.4.	REGISTRATION OF STOCK. Notwithstanding any other provision in the Plan, no Award may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Award granted hereunder in order to permit the exercise of an Award and the issuance and sale of the Stock subject to such Awards, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

21.           GOVERNING LAW; JURISDICTION. The Plan shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws, subject to the terms of Section 1.4 hereof. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matters pertaining to the Plan.

MICT, INC.

ANNUAL MEETING OF STOCKHOLDERS

December 26, 2018

PROXY CARD

THE FOLLOWING PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MICT, INC.

The undersigned stockholder of MICT, Inc. (the "Company") hereby appoints David Lucatz and Moran Amran, or any of them, as proxy and attorney of the undersigned, for and in the name(s) of the undersigned, to attend the annual meeting of stockholders of the Company (the "Stockholders Meeting") to be held at the Company's offices at 27 Hametzuda St., Azur, Israel 58001 on December 26, 2018, at 5:00 p.m. local time, and any adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Stockholders Meeting with all powers possessed by the undersigned if personally present at the Stockholders Meeting, including, without limitation, to vote and act in accordance with the instructions set forth below. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED BELOW. IF THIS PROXY CARD IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SPECIFIED HEREIN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH NOMINEE IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2, NO. 3 AND NO. 4.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

MICT, INC.

December 26, 2018

If you have not voted by internet, please sign, date and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF

EACH OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND

“FOR” PROPOSALS 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Stockholders Meeting.		1.	Proposal No. 1 – To elect four directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified:
		☐	FOR ALL NOMINEES
David Lucatz
Chezy (Yehezkel) Ofir
Jeffrey P. Bialos
Miki Balin

		☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

		☐	FOR ALL EXCEPT ☐ David Lucatz ☐ Chezy (Yehezkel) Ofir ☐ Jeffrey P. Bialos ☐ Miki Balin

		2.	Proposal No. 2 – To ratify the selection of Ziv Haft, a BDO Member firm, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018.	FOR ☐	AGAINST ☐	ABSTAIN ☐
		3.	Proposal No. 3 – To amend the Company’s 2014 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder from 200,000 to 600,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐
4.

Proposal No. 4 – To amend and restate the Company’s 2012 Stock Incentive Plan to allow for the issuance of restricted stock, to extend its term and increase the number of shares of Common Stock available for issuance thereunder from 3,000,000 to 5,000,000.

				FOR ☐	AGAINST ☐	ABSTAIN ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.